SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2007

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES,
DAIMLERCHRYSLER DEBENTURE-BACKED SERIES 2004-8 TRUST
________________________________________________________
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32333	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lehman ABS Corporation 745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code

Registrant's telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

Attached as Exhibit 99.1 please find a press release issued on June 8, 2007.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 8, 2007

Lehman ABS Corporation

By:	/s/ Charles M. Weaver
Name: Charles M. Weaver
Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 8, 2007